UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2009

(Exact name of registrant as specified in its charter)

Kentucky	001-33998	61-0156015
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of principal executive offices)

(Zip Code)

(502) 636-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

A copy of the news release issued by Churchill Downs Incorporated (the “Company”) on July 29, 2009 announcing the results of operations and financial condition for the second quarter ended June 30, 2009, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 29, 2009 issued by Churchill Downs Incorporated.

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 29, 2009 issued by Churchill Downs Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

July 29, 2009	/s/ William E. Mudd
	By:	William E. Mudd
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)